EXHIBIT 10.19

                                                         CONFIDENTIAL TREATMENT

                   Non-exclusive Distributor Agreement


This Agreement made as of February 23, 2001 by and between OmniVision Technologies, Inc., a Delaware corporation having its principal office at 930 Thompson Place, Sunnyvale, CA, 94085 USA ("OmniVision") and SEC Development Co., Ltd., a Hong Kong corporation, having its principal place of business at 33/F. No. 133 Wanchai Road, Hong Kong ("Distributor").

The parties agree as follows:

1. Distributorship

OmniVision appoints Distributor as a non-exclusive distributor for the products designed and manufactured by OmniVision (hereinafter referred to as "Products" or "Product"), as listed on Exhibit A attached hereto. Exhibit A will be updated and distributed to Distributor by OmniVision from time to time. Distributor agrees not to carry any other products, which in OmniVision's sole judgment are directly competitive to OmniVision's Products.

Distributor's appointment covers Distributor's marketing location ("Territory") shown on Exhibit B attached hereto.

Distributor is appointed to make sales to potential customers ("the Customers) in the designated territory, excluding those customers identified as customers of another OmniVision distributor or identified as a house account customer of OmniVision ("the Excluded Customers") as specified in Exhibit C as that Exhibit may be modified from time to time. OmniVision reserves the right to appoint additional Product sales distributors in the same geographical area. Distributor shall maintain an adequate and aggressive sales organization at all times during the term of this Agreement in order to assure maximum distribution of Products.

2. Sales

Subject to the terms of this Agreement, OmniVision agrees to sell and Distributor agrees to buy Products for resale. However, OmniVision shall not be required to sell any Products to Distributor if the manufacturing or sale of such Product has been discontinued by OmniVision, or if such Product is or becomes unavailable, or if OmniVision should withdraw such Product from sale to distributors.

Distributor is restricted from delivering any Product to its customer without first collecting payment in full from such customer. In the event Distributor is not successful in collecting payment in full from its customer, the Product is to be returned to OmniVision for full credit.

3. Prices

The Price Schedule will include all Products available for purchase by Distributor as well as the unit prices for each of the Products. The Price Schedule normally will be updated once a quarter by OmniVision and released to Distributor. If there is any delay of this update, the Distributor shall use the latest received Price Schedule as the purchasing price for OmniVision Products.


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OmniVision Distributor Agreement

                                                         CONFIDENTIAL TREATMENT

All prices are subject to change or withdrawal by OmniVision without prior notice to Distributor, although OmniVision shall use its best efforts to give prior notice to Distributor of any change in the prices. Except as otherwise provided in this Agreement, all sales of Products to Distributor shall be at OmniVision's price in effect when Distributor's order is accepted by OmniVision.

Distributor is required to submit a copy of each customer purchase order to OmniVision for approval of the resale price before Distributor accepts the order from its customer. Copies of customer purchase orders are to be faxed to OmniVision for approval within twenty-four hours after receipt by Distributor.

4. Taxes

The Distributor is responsible for paying any duties, taxes, fees or any other charges which may be levied by governmental authorities in the Country where shipments are made.

5. Reports

Distributor shall provide OmniVision with a Monthly Resale Report, Monthly Inventory Report, and Monthly Quote Report, defined below. These reports shall be made available to OmniVision by Distributor each month. These reports shall be received by OmniVision on the 26th of each month with the understanding that Distributor will close its sales activity as of the 25th of each month.

     a. The Monthly Resale Report will summarize the following information provided to OmniVision by Distributor: OmniVision part number, quantity shipped, unit sales price, total amount of sale, customer name, sales location and postal code, invoice or credit number (if applicable), shipment date, invoice date if different from shipment date, type of sales (i.e., stock shipment, drop shipment, sample sale, billing adjustment, customer return, sales to other re-sellers, etc.). Distributor is required to provide OmniVision the sales information in two parts, one for commissionable sales and the other for non-commissionable sales (see 5 D listed below).

     b. The Monthly Inventory Report shall list products, by OmniVision part number, shipped to Distributor, and all transactions to and by Distributor during the month. OmniVision may stop shipments of Products to Distributor to facilitate verification of inventory levels.

     c. The Monthly Quote Report summarizes the new Product Quotes, old Product Quotes that have expired, and the status of all other OmniVision Product quotes.

     d. Each sales can be treated [***]. If customer's purchase order is [***], Distributor has [***]. OmniVision will pay [***] whereas for [***], Distributor is entitled to [***]. Only [***] are subject to [***].
        For instance, if the selling price for [***] is USD$[***] and [***] is USD$[***], the USD$[***] to OmniVision but OmniVision will pay [***] and vice versa [***] and [***],


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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                                                         CONFIDENTIAL TREATMENT

        OmniVision will pay [***] and OmniVision will reimburse the USD$[***].

        And for [***], if the selling price is USD$[***] and the [***] is USD$[***], [***] is entitled to the [***] of [***], however [***] will not be paid to the [***].


6. Terms

All Products are sold to Distributor by OmniVision based on the following shipment terms: F.O.B. OmniVision's warehouse. Terms of payment are: Net payment due thirty (30) days from the date of invoice. Invoice shall be sent on or soon after the date of shipment. Distributor shall not take any credit or offset against accounts owing OmniVision without OmniVision's prior written authorization. OmniVision may at any time, either generally or with respect to any specific order by Distributor, change the amount or duration of credit to be granted to Distributor, including requiring cash in advance of shipment to Distributor (or COD term), if Distributor has failed to pay previous invoices when due or if Distributor's creditworthiness, in OmniVision's judgment, makes such action necessary. Distributor agrees to provide financial statements on a monthly basis from the date of this Agreement.

Such financial statements are to be provided with a copy of the original Chinese version and a copy translated into English. The financial statements are to include a minimum of a Balance Sheet, a Statement of Operations, and a Statement of Cash Flows. The financial statements are to be prepared as of month end and year to date. The financial statements are to be received by OmniVision on or before the 15th of the following month.

7. Acceptance of Orders

     a. All orders sent by Distributor to OmniVision must be in writing, including changes to existing orders. All orders must be accompanied by copies of customer purchase orders which have been accepted by Distributor and approved by OmniVision.

     b. Distributor shall address all orders to OmniVision's Sales Department. Inquires concerning availability, delivery or technical information should be directed to OmniVision's Marketing Department. All orders are subject to acceptance by OmniVision, and OmniVision reserves the right to reject any order given by Distributor even if a price quotation has been made previously.

     c. OmniVision will package Products in a standard package or container, but OmniVision may change such package or container at any time without prior notice to Distributor, or use a standard bulk or quantity package for any shipment. Distributor may specify a carrier, but if no carrier is specified, OmniVision may select a suitable carrier without notice thereof to Distributor.

     d. Sales and shipments will be made on the terms and conditions set forth herein and on OmniVision's order confirmation form in effect at the time of order. If a term set forth in this Agreement is inconsistent with OmniVision's order confirmation form, the former shall govern. Unless otherwise in writing, OmniVision shall not in any event be bound by the terms


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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                                                         CONFIDENTIAL TREATMENT

        and conditions of Distributor's purchase order forms or any other forms submitted by Distributor.

     e. Delivery dates given by OmniVision for orders placed by Distributor shall be considered OmniVision's best estimates only. To cancel a purchase order or delay delivery, Distributor must first give OmniVision written notice thereof and OmniVision shall have until the end of five (5) full business or working days after such notice is actually received by OmniVision in which to process, after (but not before) which such order may be canceled if Distributor so requests.

8. Calculation of Price Difference

OmniVision will provide Distributor with a listing of standard prices for all Products to be provided to Distributor for resale to its customers. OmniVision will use these standard prices on invoices for Product shipped to Distributor each month. Distributor will prepare a schedule each month showing the actual price charged to its customer for the resale of Product compared to the standard price charged by OmniVision for the sale of Product to Distributor. In the event the price used for the sale to Distributor's customer is higher, an additional invoice will be issued by OmniVision to charge Distributor for the price difference. In the event the price used for the sale to Distributor's customer is lower, a credit memo will be issued by OmniVision to reduce the charge to Distributor for the price difference.


Distributor is not authorized, without the prior written approval of OmniVision, to change the price to be charged to its customer to a value lower than the price approved by OmniVision as indicated on the customer purchase approved by OmniVision prior to the date of delivery of Product to Distributor.

9.  Commission Sales

After receipt of the Monthly Resale Report and the Monthly Inventory Report, and after receipt of payment in full for invoices due under the thirty day credit terms of this Agreement, OmniVision will remit a Commission Payment to Distributor as a percent of Distributor's monthly commissionable resale amounts according to the following schedule:

               Monthly Sales Volume         Commission Percentage
               --------------------         ---------------------
               Up to $[***]                        [***]%
               $[***]                              [***]%
               $[***]                              [***]%
               $[***]                              [***]%

Commission payments will be made by OmniVision within [***] days following the end of each month.


10. Force Majeure

OmniVision assumes no obligation, and shall not be liable to Distributor, for any delay or failure to deliver Products by reason of any contingencies beyond OmniVision's control or beyond the


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.


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                                                         CONFIDENTIAL TREATMENT

control of OmniVision's suppliers including but not limited to force majeure; strikes; labor disputes; lockouts or other labor trouble; fire; earthquake; flood; civil commotion; war; riot; act of God; casualties; accidents; shortages of transportation facilities; detention of goods by custom authorities; loss of goods in public or private warehouses; quotas or actions of any government, foreign or domestic, or any other agency or subdivision thereof; delays in the delivery of raw or finished materials; parts or completed merchandise by the suppliers thereof; or other casualty


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contingency, or cause beyond the reasonable control of or occurring without the fault of OmniVision or of OmniVision's suppliers, or otherwise unavoidable, or because OmniVision's volume of orders at any time renders deliveries in the ordinary course of business impractical. In such event, OmniVision shall have the right, at its election and without liability to Distributor, to (i) cancel all or any portion of this Agreement; or (ii) perform the Agreement as so restricted or modified to the extent determined by OmniVision in its sole and absolute discretion; or (iii) perform the Agreement within a reasonable time after the causes for non-performance or delay have terminated.

11. Inventory

Distributor is not authorized to establish an inventory of Products. Products will be ordered from OmniVision to supply firm customer commitments only. In the event a customer decides not to complete a transaction after Product is delivered to Distributor, such Product is to be returned to OmniVision for credit.

12. Returns

     a. Distributor shall obtain OmniVision's prior authorization for any return of Products. Such authorization will not be unreasonably withheld for return of Products which are obsolete, defective, or shipped to but not ordered by Distributor. Distributor shall send all authorized return of Products within thirty (30) days after receiving OmniVision's authorization, or such returns will be refused. All returns shall be shipped F.O.B. destination, freight prepaid, to OmniVision specified location. Return of Products not expressly authorized hereunder will be refused by OmniVision and returned to Distributor at Distributor's expense.

     b. Return of defective Products under OmniVision's product warranty policy is governed by that policy.

     c. OmniVision will be responsible only for the replacement of defective Product.

     d. Unless specially approved by OmniVision, OmniVision will not accept return of Products which were purchased and shipped from OmniVision more than six (6) months prior to the requested date of return.

13. Inventory Records and Inspection

Distributor shall keep current stock, cost and sale records of its inventory of Products. Distributor's records shall accurately and sufficiently itemize and describe the kind, type and quantity of such inventory and the cost thereof. Distributor shall at any reasonable time allow OmniVision, or any of its agents, to examine, audit or inspect such inventory wherever located and, for such purposes, to enter Distributor's premises whenever any of such inventory may be found; or, at OmniVision's option and expense, permit OmniVision to pick up portions of Distributor's inventory for count by OmniVision and return, provided Distributor's business is not unreasonably disrupted thereby.


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14. Trademark

Distributor may so long as this Agreement is in force, and only for the purpose of advertising and selling Products indicate to the public that it is an authorized distributor of products manufactured by OmniVision Technologies, Inc., and advertise such Products under the trademark "OmniVision". Distributor shall not alter or remove any trademark or trade name applied to the Products in the manufacture thereof. Permission to display the word "OmniVision" or any other OmniVision proprietary word or symbol is only as started above and nothing herein shall grant to Distributor any right, title or interest in the word "OmniVision" (either alone or in association with other words or names), or any part thereof or in any other trademark or trade name by OmniVision or its related companies or in any copyright or good will of OmniVision or related companies, nor is any permission or right given hereby to Distributor to use any such trademark or trade name in connection with its corporate firm trade name or trade style, nor shall Distributor permit a corresponding use of such trade mark or trade name by a dealer.

15. Advertising and Advertising Assistance

OmniVision may advertise Products and list Distributor's name in its advertising. Distributor may advertise and promote the sale of Products through all appropriate media including trade show exhibits, catalogue and direct mailing, space advertising, educational meetings and sales aids. OmniVision agrees to allow Distributor to provide a complete listing in Distributor's catalogue of all Products carried by Distributor.

16. Literature

OmniVision will supply Distributor with reasonable quantities of distributor price lists and schedules which shall list Products available to be sold by Distributor. OmniVision may suggest resale prices in its resale price schedules, but Distributor, in its sole discretion, shall determine prices charged by Distributor for Products. Distributor shall maintain an adequate supply of printed sales, technical and product application information as OmniVision may, from time to time, make available. Such printed material may or may not be provided free of charge, subject to OmniVision's current literature pricing policy. If OmniVision approves, at Distributor's request, Distributor's customers may be added to OmniVision's mailing list.

17. Confidentiality

OmniVision may, from time to time, during the term of this Agreement, furnish to Distributor confidential information and know-how relating to Products.
This information may be furnished orally or in written form, including descriptive material, diagrams, specifications and other documents.
Distributor agrees that all such confidential information and know-how made available to it by OmniVision shall be kept strictly confidential by it, and it agrees not to divulge any such information or know-how to others without the prior written consent of OmniVision. Distributor further agrees that it will not use any confidential information or know-how in connection with the manufacture by it or by others, on its behalf, of any Products or items similar thereto. The obligations of Distributor to preserve the secrecy of the technical information and know-how supplied to it by OmniVision shall survive any termination of this Agreement.


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18. Compliance with Laws

Neither party shall commit any act or request the other party to commit any act which would violate either the letter or spirit of the export control laws, rules or regulations, and neither party shall fail to take any action reasonably within its capacity to assure compliance with such laws, rules or regulations.

Distributor represents and warrants that it shall not, directly or indirectly, export, re-export or transship Products and/or technical data ("the Commodities") in violation of any applicable export control laws promulgated and administered by the government of any country having jurisdiction over the parties or the transaction(s) contemplated herein.

OmniVision shall have the right to refuse to accept distributor's orders for Commodities, or to deliver Commodities to fulfill any previously accepted Distributor order, if OmniVision determines, in good faith, that such proposed sale or other disposition of the Commodities poses an unreasonable risk of a violation of any applicable export control law or regulation.

In the event OmniVision refuses to deliver Commodities to fulfill previously accepted Distributor orders as set forth in the paragraph immediately preceding, or the necessary export or re-export authorizations are not obtained within a reasonable period of time, OmniVision, at its option, may cancel the order or contract, without penalty.

19. Term and Termination

     a. The term of this Agreement shall be one (1) year commencing as of the date first shown on the first page of this document, and this Agreement shall automatically be renewed thereafter for additional one (1) year periods at the anniversary dates hereof unless this Agreement is otherwise terminated as elsewhere provided herein. Neither party is under any obligation, express or implied, to renew this Agreement or to otherwise continue their distributorship relationship after this Agreement expires. After termination, this Agreement shall continue to govern any transactions between OmniVision and Distributor that arose prior to expiration. This Agreement may be terminated before expiration of its term by either party upon written notice to the other party thirty (30) days in advance, or for cause in accordance with sub-paragraph (b) below. OmniVision shall have the right to terminate this Agreement for cause with respect to any of Distributor's marketing locations, while not terminating the Agreement with respect to the balance of such locations.

     b. OmniVision shall have the right to terminate this Agreement immediately by written notice to Distributor, if Distributor fails to comply with any of the terms and conditions set forth in this Agreement, or if Distributor fails to perform to OmniVision's satisfaction. If either party hereto shall become insolvent or admit in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of its creditors, or to conduct its operations in the normal course of business, or if either party hereto shall fail to perform any of the obligations imposed upon it under the terms of this Agreement irrespective of the nature of the obligations or the type of breach, the other party shall have the right to immediately terminate this Agreement by written notice.


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                                                         CONFIDENTIAL TREATMENT

     c. If OmniVision terminates this agreement for cause, then Distributor shall not be entitled to receive any commission payments otherwise payable after OmniVision terminates this agreement.

        If this agreement expires, or is terminated by OmniVision for its convenience or by Distributor for cause, then Distributor shall receive commissions for any sales made by Distributor prior to the date of expiration or termination that result in shipment of products to an Account in the Territory within one-hundred-twenty (120) days of the expiration or termination.

     d. Upon the termination or expiration of this Agreement, neither party shall be liable to the other for any damages, expenditures, loss of profits or prospective profits of any kind or nature sustained or arising out of or alleged to have been sustained or to have arisen out of such termination or expiration.

     e. The termination or expiration of this Agreement shall not relieve or release either party from making payments which may be owing to the other party under the terms of this Agreement.

20. Injunction; Governing Law

     a. All covenants herein may be enforced by way of injunction obtained from any duly constituted court having jurisdiction, upon prima facie proof that either party intends to engage in conduct which would violate the terms of this Agreement. Such remedy shall be in addition to any other remedies available to the parties for the breach or threatened breach of this Agreement.

     b. This Agreement and rights of the parties hereto shall be construed and determined in accordance with the laws of the State of California, USA.

21. Miscellaneous

     a. The relationship created between the parties hereto is that of seller and purchaser, and neither party nor any of its employees, dealers, customers or agents shall be deemed to be representatives, agents or employees of the other party for any purchase whatsoever, nor shall they or any of them have any authority or right to assume or create any obligation of any kind or nature, express or implied, on behalf of the other party, nor to accept service of any legal process of any kind addressed to or intended for the other party.

     b. Each party hereto warrants and represents to the other that it is legally free to enter into this Agreement, that the execution hereof has been duly authorized, and that the terms and conditions of this Agreement, and each party's obligations hereunder, do not conflict with or violate any terms or conditions of any other agreement or commitment by which such party is bound.

     c. This Agreement is intended to be the sole and complete statement of the obligations of the parties relating to the subject matter hereof, and supersedes all previous understandings, agreements, negotiations and proposals as to this Agreement. Except as otherwise provided herein, no provisions of this Agreement shall be deemed waived, amended or modified by any party unless such waiver, amendment or modification shall be in writing and dully signed by

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                                                         CONFIDENTIAL TREATMENT

        the party against whom the waiver or modification is sought to be enforced. The paragraph headings are for purposes of convenience only.

     d. This Agreement may be executed in several counterparts, each of which shall be deemed the original, but all of which shall constitute one and the same instrument.

     e. Neither party shall voluntarily or by operation of law, assign this Agreement or any right accruing to it hereunder or delegate any duty owed by it, without the prior written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective permitted successors in interest and permitted assigns.

     f. Notices hereunder shall be deemed properly given if in writing and given by telegram, telex, facsimile, certified mail or personal delivery, addressed to the parties at their addresses set forth above or any substitute address established after notice, and shall be deemed effective upon sending or personal delivery.

IN WITNESS WHEREOF, the parties hereto agree and have affixed their signatures as of the date and year first written above.

                                                        For and on behalf of
OmniVision                               Distributor  SEC DEVELOPMENT CO., LTD.


By         /s/ RAYMOND WU                By    /s/ JAN KWOK (Mr.)
    ________________________________        ___________________________________

Print Name     Raymond Wu                Print Name       Jan Kwok (Mr.)
           _________________________                ___________________________

Title   Executive V.P.                   Title      Managing Director
      ______________________________          _________________________________

Date      11/7/2001                      Date         10 July, 2001
     _______________________________          _________________________________


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

                                                         CONFIDENTIAL TREATMENT

Exhibit A



                                    Exhibit A
                                    ---------
                              OmniVision Product List




Part Number                       Product Description
-----------    ----------------------------------------------------------

  [***]                               [***]
  [***]                               [***]
  [***]                               [***]
  [***]                               [***]
  [***]                               [***]
  [***]                               [***]
  [***]                               [***]


                                                        For and on behalf of
OmniVision                               Distributor  SEC DEVELOPMENT CO., LTD.


Signature         /s/ RAYMOND WU         Signature       /s/ JAN KWOK (Mr.)
          ____________________________             ____________________________


  Date        7/10/01                    Date            10 July, 2001
          _________________________                ____________________________



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.



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                                                         CONFIDENTIAL TREATMENT


Exhibit B


                                     Exhibit B
                                     ---------
                               Distribution Territory


The following Territories are the business locations which are defined to be the marketing locations for Distributor. Unless discussed and agreed by both parties, the following Territories are the only appointed business territories for Distributor:

Mainland China and Hong Kong




                                                        For and on behalf of
OmniVision                               Distributor  SEC DEVELOPMENT CO., LTD.


Signature         /s/ RAYMOND WU         Signature       /s/ JAN KWOK (Mr.)
          ____________________________             ____________________________


  Date        7/10/01                    Date            10 July, 2001
          _________________________                ____________________________



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                                                         CONFIDENTIAL TREATMENT


Exhibit C



                                   Exhibit C
                                   ---------
                             Distributor Customers


Distributor is appointed to make sales to the following identified potential
Customers:








                                                        For and on behalf of
OmniVision                               Distributor  SEC DEVELOPMENT CO., LTD.


Signature         /s/ RAYMOND WU         Signature       /s/ JAN KWOK (Mr.)
          ____________________________             ____________________________


  Date        7/10/01                    Date            10 July, 2001
          _________________________                ____________________________



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                                                         CONFIDENTIAL TREATMENT

Exhibit D


                                    Exhibit D
                                    ---------
                                    Commission



The commission rates for sales of the Products made on a commission basis as described in Section 8 Commission Sales is as follows:
                       ----------------


      Type of Sale                               Commission Rate
      ------------                               ---------------

      1.  Product delivered from OmniVision      [***]% of net sales amount






                                                        For and on behalf of
OmniVision                               Distributor  SEC DEVELOPMENT CO., LTD.


Signature       /s/ RAYMOND WU           Signature       /s/ JAN KWOK (Mr.)
          ____________________________             ____________________________


  Date          7/10/01                  Date            10 July, 2001
          _________________________                ____________________________




*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.



                                                                        Page 14
OmniVision Distributor Agreement